UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event report):  May 1, 2002

WIND RIVER SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware

0-21342

94-2873391

(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

500 Wind River Way, Alameda, California 94501

(Address of principal executive offices, including zip code)

(510) 748-4100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5.                    Other Events

On May 1, 2002, Wind River Systems, Inc. announced that based on preliminary data its revenues and earnings for the first quarter of fiscal 2003 are expected to be lower than the guidance provided entering the quarter.  A copy of the press release titled “Wind River Revises First Quarter Outlook” concerning the announcement is filed herewith as Exhibit 99.1.

Item 7.                                                           Financial Statements, Pro Forma Financial Information and Exhibits

(c)            Exhibits

Number

Description

99.1	Press Release issued by the Registrant on May 1, 2002 entitled “Wind River Revises First Quarter Outlook”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIND RIVER SYSTEMS, INC.

Dated: May 2, 2002	By:	/S/ MARLA ANN STARK
Marla Ann Stark
Vice President and General Counsel

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EXHIBIT INDEX

Number

Description

99.1	Press Release issued by the Registrant on May 1, 2002 entitled “Wind River Revises First Quarter Outlook”